SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2003

LIGAND PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-20720
(Commission File Number)

10275 Science Center Drive,
San Diego, California
(Address of principal executive offices)

(858) 550-7500
(Registrant's telephone number, including area code)

77-0160744
(I.R.S. Employer Identification No.)

92121-1117
(Zip Code)

Item 5.   Other Events

        Attached hereto is the press release issued by the registrant on May 15, 2003.

Item 7.   Exhibits

Exhibit Number	Description
99.1	Press Release of the Company dated May 15, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.

Date: May 15, 2003	LIGAND PHARMACEUTICALS INCORPORATED By: /S/ WARNER BROADDUS Name: Warner Broaddus Title: Vice President, General Counsel & Secretary